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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 21, 2001

                          THE SEIBELS BRUCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

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        South Carolina                   0-8804                  57-0672136
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)
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    1501 Lady Street (Post Office Box One), Columbia, South Carolina 29201(2)
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (803) 748-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

In a press release dated February 21, 2001, The Seibels Bruce Group, Inc. (the "Company") announced that it reached a settlement with Generali U.S. Branch ("Generali") related to claims arising under the April 1995 Agency Agreement between Generali and Graward General Companies, Inc. A copy of the Company's press release is attached to this Report on Form 8-K as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99      Press release dated February 21, 2001

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            THE SEIBELS BRUCE GROUP, INC.
                            -----------------------------
                                     (Registrant)



Date:  February 21, 2001    By:  /s/ John E. Natili
                                -----------------------------------------------
                                 John E. Natili
                                 President and Chief Executive Officer